EXHIBIT 99.2

Vanguard Health Systems, Inc.
Supplementary Financial Information

Reconciliation of Adjusted EBITDA to Net Income (In millions)
Quarter ended March 31, 2004

(estimated)

Net income	$13.8
Interest, net	11.1
Income tax expense	7.9
Depreciation and amortization	15.7
Minority interests	(0.4)
Equity method income	(0.8)
Non-cash stock compensation	0.1
Gain (loss) on sale of assets	–

Adjusted EBITDA (a)	$47.4

(a)

Adjusted EBITDA is defined as income before interest expense (net of interest income), income taxes, depreciation and amortization, minority interests, equity method income, non-cash stock compensation, gain or loss on the sale of assets and debt extinguishment costs.  Adjusted EBITDA is not intended as a substitute for estimated net income, estimated operating cash flows or other estimated cash flow statement data determined in accordance with accounting principles generally accepted in the United States.  Due to varying methods of calculation, Adjusted EBITDA as presented may not be comparable to similarly titled measures of other companies.

Vanguard Health Systems, Inc.
Supplementary Financial Information

Leverage Ratio Presentation of Most Directly Comparable GAAP Financial Measure (Debt to LTM Net Income Ratio) and Reconciliation of Leverage Ratio to Debt to LTM Net Income Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of March 31, 2004 (estimated)

Consolidated debt, as defined by credit facility	$449.1
LTM Adjusted EBITDA, as defined by credit facility	$155.5

Leverage ratio, as defined by credit facility	2.89	x
Maximum leverage ratio requirement	5.25	x

Reconciliation to most directly comparable GAAP measure:

Consolidated debt, as defined by credit facility	$449.1
Add: Cash and cash equivalents	27.6
Add: Debt incurred for specified construction projects	49.5

Consolidated debt	$526.2

LTM Adjusted EBITDA, as defined by credit facility	$155.5
LTM depreciation and amortization	(61.6)
LTM interest, net	(42.4)
LTM minority interests	1.9
LTM equity method income	3.1
LTM gain on sale of assets	0.7
LTM non-cash stock compensation	(0.1)
LTM income tax expense	(21.9)

LTM net income	$35.2

Debt to LTM net income ratio	14.95	x

Vanguard Health Systems, Inc.
Supplementary Financial Information

Senior Leverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (Senior Debt to LTM Net Income Ratio)
and Reconciliation of Senior Leverage Ratio to Senior Debt to LTM Net Income Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of March 31, 2004 (estimated)

Consolidated senior debt, as defined by credit facility	$131.5
LTM Adjusted EBITDA, as defined by credit facility	$155.5

Senior Leverage ratio, as defined by credit facility	0.85	x
Maximum leverage ratio requirement	2.50	x

Reconciliation to most directly comparable GAAP measure:

Consolidated senior debt, as defined by credit facility	$131.5
Add: Cash and cash equivalents	27.6
Add: Debt incurred for specified construction projects	49.5

Consolidated senior debt	$208.6

LTM Adjusted EBITDA, as defined by credit facility	$155.5
LTM depreciation and amortization	(61.6)
LTM interest, net	(42.4)
LTM minority interests	1.9
LTM equity method income	3.1
LTM gain on sale of assets	0.7
LTM non-cash stock compensation	(0.1)
LTM income tax expense	(21.9)

LTM net income	$35.2

Senior debt to LTM net income ratio	5.93	x

Vanguard Health Systems, Inc.
Supplementary Financial Information

Coverage Ratio
Presentation of Most Directly Comparable GAAP Financial Measure (LTM Net Income to LTM Net Interest
Ratio) and Reconciliation of Coverage Ratio to LTM Net Income to LTM Net Interest Ratio

(in millions, unaudited) (“LTM” denotes activity for the latest twelve-month period)	As of March 31, 2004 (estimated)

LTM Adjusted EBITDA, as defined by credit facility	$155.5
LTM interest expense, as defined by credit facility	40.1

Coverage ratio, as defined by credit facility	3.88	x
Minimum coverage ratio requirement	2.15	x

Reconciliation to most directly comparable GAAP measure:

LTM Adjusted EBITDA, as defined by credit facility	$155.5
LTM depreciation and amortization	(61.6)
LTM interest, net	(42.4)
LTM minority interests	1.9
LTM equity method income	3.1
LTM gain on sale of assets	0.7
LTM non-cash stock compensation	(0.1)
LTM income tax expense	(21.9)

LTM net income	$35.2

LTM net interest, as defined by credit facility	$40.1
Adjustments:
LTM amortization of financing costs	1.7
LTM interest for specified construction projects	0.6

LTM net interest	$42.4

LTM net income to LTM net interest ratio	0.83	x